Exhibit 12(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Stratus Fund, Inc. (the “Company”) on Form N-CSR for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon C. Gross, President of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon C. Gross _______________

Jon C. Gross

President

Date:  February 26, 2015

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Stratus Fund, Inc. (the “Company”) on Form N-CSR for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Jewell, Vice-President and Treasurer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Jeffrey Jewell_____________

Jeffrey Jewell

Vice-President and Chief Financial Officer

Date:  February 26, 2015